UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2004

SOHU.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30961	98-0204667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Jianguomen Nei Avenue

Bright China Chang An Building

Tower 2, Room 1519

Beijing 100005

People’s Republic of China

(011) 8610-6510-2160

(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Exhibits.

99.1	Transcript of conference call (excluding question and answer portion)

Item 12. Results of Operations and Financial Condition

On August 17, 2004, the registrant’s management team hosted a conference call to discuss the registrant’s business following the recent notification of sanctions from one of its Chinese mobile operators, as announced in the registrant’s press release on August 13, 2004.

A transcript of the call (excluding the question and answer portion) is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

During the question and answer portion of the call, the registrant’s management team also disclosed that wireless short messaging services (“SMS”) revenues generated from three provincial subsidiaries of China Mobile Communications Corporation (“CMCC”) accounts for approximately one-sixth of total SMS revenues. 10 to 20% of this amount was derived from monthly subscriptions priced at Renminbi 15 or above. If the billing rate changes would be adopted by all CMCC provincial subsidiaries, between 10-20% of the registrant’s total SMS revenues would be affected.

The management team also disclosed the registrant has received no indication from CMCC that the registrant’s other wireless business lines may be subjected to sanctions.

The management team further disclosed that the registrant will not appeal the decision of sanctions by CMCC against the registrant.

In addition, the management team disclosed it has strengthened its management team in the wireless department and upgraded its technical system, and that the registrant conducts daily reviews. Currently, management has no indication that there are systems errors that would allow a re-occurrence of a similar incident as the technical error that occurred on June 17, 2004 in Sichuan province.

Safe Harbor Statement

This current report on 8-K contains forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are based on current plans, estimates and projections, and therefore you should not place undue reliance on them.

Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement and reference should be made to this filing and our other filings with the Securities and Exchange Commission. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance.

Potential risks and uncertainties include, but are not limited to, our historical and possible future losses, limited operating history, uncertain regulatory landscape in the People’s Republic of China, fluctuations in quarterly operating results, the company’s reliance on online advertising sales, wireless services (most wireless revenues are collected from a few mobile telecom operators) and e-commerce for its revenues, and the risk of further sanctions from CMCC or other mobile operators. Further information regarding these and other risks is included in our Annual Report on Form 10-K for the year ended December 31, 2003, and in our other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOHU.COM INC.

DATED: August 18, 2004

By:	/s/ Carol Yu
Carol Yu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call (excluding question and answer portion)